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                                                                   EXHIBIT 10.5

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         WHEREAS, the undersigned entered into a Registration Rights Agreement dated June 3, 1999 (the "Agreement") in connection with shares of common stock of Technology Horizons Corp. (the "Company") held by Al Pock ("Pock"); and

         WHEREAS, pursuant to the Agreement the Company is obligated to file a registration statement in connection with certain of such shares within six months of the date of the Agreement; and

         WHEREAS, each of the undersigned recognizes that it is in the Company's best interest (in light of the present market conditions and need for additional Financing of the Company) to extend the period within which such registration statement need be filed; and

         WHEREAS, the Company has requested, and Pock has agreed, to extend such period for an additional nine (9) months;

         NOW THEREFORE, in consideration of the premises, the Agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

         1. Section 3.1 of the Agreement is hereby amended so that the words "six (6) months" on the second line therein is replaced by the words "fifteen
(15) months.

         2. Except as modified above, the Agreement shall remain unmodified and in full force and effect, including but not limited to Section 15 thereof which states that the registration of the Registrable Securities (as defined therein) pursuant to the Agreement will occur prior to or pari passu with, and not subsequent to, the registration of any shares of common stock of the Company presently held by any holder of 5% or more of the stock of the Company.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be executed as of October 15, 1998.



TECHNOLOGY HORIZONS CORP.


By:
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       Steven A. Horowitz, President



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Alvin Pock